Exhibit 10.5

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT dated as of November 14, 2024 (this “Amendment”) is entered into by and among TECH INFRASTRUCTURE JV I LLC, a Delaware limited liability company, as borrower (“Borrower”), LMFA FINANCING, LLC, a Florida limited liability company, as lender (the “Lender”), and ARTHUR DEVELOPMENT GROUP, INC., a Delaware corporation, formerly known as Arthur Group Inc., and further formerly known as Arthur Digital Assets, Inc. (“Pledgor”). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Loan Agreement (as hereinafter defined), and Borrower, Lender and Pledgor are sometimes singularly referred to herein as a “Party” and collectively referred to as “Parties”).

WITNESSETH:

WHEREAS, the Parties have entered into financing arrangements pursuant to which Lender has made a loan to Borrower, as set forth in the Loan Agreement, dated as of June 6, 2024, between Borrower and Lender (as from time to time amended, modified, supplemented, extended, renewed, restated and replaced, the “Loan Agreement”);

WHEREAS, the Borrower has executed am Amended and Restated Promissory Note, dated July 16, 2024, in favor of Lender in the original principal amount of $2,878,827.00 (as from time to time amended, modified, supplemented, extended, renewed, restated and replaced, the “Note”);

WHEREAS, the Borrower has executed a Security Agreement, dated as of June 6, 2024, in favor of Lender (as from time to time amended, modified, supplemented, extended, renewed, restated and replaced, the “Security Agreement”);

WHEREAS, Pledgor and Lender are parties to that certain Pledge Agreement, dated as of June 6, 2024 (as from time to time amended, modified, supplemented, extended, renewed, restated and replaced, the “Pledge Agreement” and together with the Loan Agreement, the Note and the Security Agreement, collectively, the “Loan Documents”); and

WHEREAS, the Parties have agreed, subject to the terms and conditions set forth herein, to amend the Loan Documents as set forth below.

NOW THEREFORE, in consideration of the premises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.
Amendments to the Loan Agreement. Effective as of the date hereof:
a.
Subsection (a) of the definition of “Permitted Debt” in Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Debt owed to Lender or any of its Affiliates,”

b.
Subsections (e) and (f) of the definition of “Permitted Liens” in Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to reads as follows:

(e) liens and encumbrances in favor of Lender or any of Lender’s Affiliates; (f) leasehold or purchase-money security interests in specific fixed assets securing Permitted Debt described under clause (b) of the definition of Permitted Debt;”

c.
Section 7.1(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Other Indebtedness. If Borrower fails to make payment of any other indebtedness to Lender or any of Lender’s Affiliates or fails, refuses, or neglects to fully and timely perform and discharge any other obligation to Lender or any of Lender’s Affiliates, whether made before or after the date of this Agreement and such failure continues for thirty (30) days;”

d.
Section 9.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN THE STATE OF DELAWARE. BORROWER AND LENDER AGREE THAT THE SOLE AND EXCLUSIVE PLACE OF JURISDICTION FOR RESOLUTION OF ANY DISPUTE ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS SHALL BE DELAWARE.”

2.
Amendments to the Note. Effective as of the date hereof:
a.
Section 11 of the Note is hereby amended and restated in its entirety to read as follows:

“Section 11. Governing Law. This Note shall be governed by and construed under the applicable laws of the State of Delaware and the laws of the United States of America.”

3.
Amendment to Pledge Agreement. Effective as of the date hereof:
a.
Subsections (a) and (b) of Section 20 of the Pledge Agreement are hereby amended and restated in their entirety as follows:

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OF LAW).

(b) SUBMISSION TO JURISDICTION. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES DISTRICT COURT OF THE DISTRICT OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PLEDGOR OR THE PLEDGED COLLATERAL IN THE COURTS OF ANY JURISDICTION.”

4.
Amendment to Security Agreement. Effective as of the date hereof:
a.
Section 1 of the Security Agreement is hereby amended and restated in its entirety as follows:

“1. Definitions. Capitalized terms not otherwise defined herein are defined Loan Agreement or set forth in the Code or, if not defined therein, the other provisions of the Uniform Commercial Code in effect from time to time in the State of Delaware. As used in this Agreement, the following terms shall have the meanings indicated below:”

b.
Sections 1(a) and 1(b) of the Security Agreement are hereby amended and restated in their entirety as follows:

“(a) “Code” means Article 9 of the Uniform Commercial Code in effect in the State of Delaware on the date of this Agreement or as it may hereafter be amended from time to time.

“(b) Collateral” has the meaning specified in Section 2 hereof.”

c.
Sections 10(g) and 10(h) of the Security Agreement are hereby amended and restated in their entirety as follows:

“(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE

EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON‑PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(h) Venue. THE COURTS WITHIN THE STATE OF DELAWARE SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES ARISING UNDER OR PERTAINING TO THIS AGREEMENT AND VENUE FOR ANY SUCH DISPUTES SHALL BE IN THE STATE OF DELAWARE. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.”

5.
Acknowledgement of Scrivener’s Error. The Parties hereby acknowledge that:
a.
the reference to “LM FUNDING AMERICA, INC.” on the signature pages to the Loan Agreement and the Security Agreement was incorrect as a result of a scrivener’s error, and that the parties intended such reference to correctly read “LMFA Financing, LLC”.
b.
the reference to “LMFA Financing, LLC, a Delaware limited liability company” in the Loan Documents was incorrect as a result of a scrivener’s error, and that the parties intended such reference to correctly read “LMFA Financing, LLC, a Florida limited liability company”
6.
Acknowledgements, Agreements and Representations.
a.
Each of Borrower and Pledgor hereby acknowledges, confirms and agrees that the covenants, agreements and obligations of such Person contained in or incurred under the Loan Documents to which such Person is a party remain, after the execution and delivery by such Person hereof and after giving effect hereto, the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights, and such Person has no valid offset.
b.
All representations and warranties made by Borrower and Pledgor in the Loan Documents, as applicable, and hereunder shall, other than to the extent heretofore expressly waived by Lender in writing, survive the execution and delivery of this Amendment.

7.
Conditions to Effectiveness. This Amendment shall become effective upon Lender’s receipt of this Amendment duly executed and delivered by Borrower and Pledgor.
8.
General Provisions.
a.
Except as specifically set forth herein, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents remain in full force and effect in accordance with their respective terms as of the date hereof.
b.
This Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the Parties. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. Any Party delivering an executed counterpart of this Amendment electronically or by facsimile shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such Party or any other Party.
c.
This Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and assigns.
d.
This Amendment and the rights and obligations hereunder of each of the Parties shall be governed by, and interpreted and determined in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws principles that would provide for the application of the law of any other jurisdiction.
e.
The section headings herein are for convenience only and shall not affect the construction hereof.
f.
This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first written above.

TECH INFRASTRUCTURE JV I LLC, as Borrower

By: /s/ Cleverton Ribeiro .

Name: Cleverton Ribeiro

Title: Manager

ARTHUR DEVELOPMENT GROUP, INC., as Pledgor

By: /s/ Rudá Pellini ______
Name: Rudá Pellini
Title: President

LMFA FINANCING, LLC, as Lender

By: /s/ Richard Russell .
Name: Richard Russell
Title: CFO